                          SUPPLEMENT TO THE PROSPECTUS
                               DATED JULY 31, 2001
                      NORTHWESTERN MUTUAL SERIES FUND, INC.



         The Prospectus is amended by replacing the schedules following the first paragraph under Investment Advisory Fees and Other Expenses on p. 24 with the following:

                                                                      FIRST $50      NEXT $50
PORTFOLIO                                                              MILLION        MILLION        EXCESS
---------                                                              -------        -------        ------
J. P. Morgan Select Growth and Income Stock............................0.70%           0.60%          0.55%
Growth Stock...........................................................0.60%           0.50%          0.40%
Small Cap Growth Stock ................................................0.80%           0.65%          0.50%
Aggressive Growth Stock................................................0.80%           0.65%          0.50%
High Yield Bond........................................................0.60%           0.50%          0.40%
Franklin Templeton International Equity................................0.85%           0.65%          0.65%
                                                                      FIRST $100     NEXT $150
PORTFOLIO                                                              MILLION        MILLION        EXCESS
---------                                                              -------        -------        ------
Asset Allocation.......................................................0.60%            0.50%         0.40%
Capital Guardian Domestic Equity.......................................0.65%            0.55%         0.50%
International Growth...................................................0.75%            0.65%         0.55%












          THE DATE OF THIS PROSPECTUS SUPPLEMENT IS OCTOBER 10, 2001.